SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 27, 2003

ShoLodge, Inc.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification
Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

ITEM 7 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Signatures
Ex-99.1 Press Release

ITEM 7 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

99.1 Press Release dated August 27, 2003*

*	Filed herewith

ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 27, 2003, the Company issued a press release announcing financial results for the second quarter ended July 13, 2003, a copy of which is attached hereto as Exhibit 99.1.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: August 27, 2003	By:	/s/ Bob Marlowe Bob Marlowe Secretary-Treasurer Chief Accounting Officer